QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.39

AMENDMENT NUMBER ONE
TO LOAN AND SECURITY AGREEMENT

        This AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT (the "Amendment") is entered into as of August 21, 2001, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Agent"), with a place of business located at 2450 Colorado Avenue, Suite 3000 West, Santa Monica, California 90404, as Agent and as a Lender, the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders", and together with Agent, as the "Lender Group"), and PROVELL, INC. (formerly known as DAMARK INTERNATIONAL, INC.), a Minnesota corporation ("Borrower"), with its chief executive office located at 301 Carlson Parkway, Suite 201, Minnetonka, Minnesota 55305, with reference to the following:

        WHEREAS, Borrower previously has entered into that certain Loan and Security Agreement, dated as of March 27, 2001 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), with Agent and Lenders pursuant to which Lenders have made certain loans and financial accommodations available to Borrower;

        WHEREAS, Borrower has requested that Agent amend the Loan Agreement to permit Borrower to retain the Escrow Proceeds (as defined in the Loan Agreement) following their release from the Escrow Account (as defined in the Loan Agreement);

        WHEREAS, subject to the terms and conditions set forth herein, Agent is willing to so amend the Loan Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        1.    Defined Terms.    All terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement.

        2.    Amendments To The Loan Agreement.

          (a)  Section 1.1 of the Loan Agreement hereby is amended by:

    (i)
    adding the following defined terms in proper alphabetical order:

            "First Amendment" means that certain Amendment Number One to Loan and Security Agreement, dated as of August 21, 2001, by and between Borrower, Agent and Lenders.

            "First Amendment Effective Date" means the date, if ever, that all of the conditions set forth in Section 3 of the First Amendment shall be satisfied (or waived by Agent in its sole discretion).

    (ii)
    deleting the text "7,000,000" appearing in the defintion of "Clickship Reserve" and inserting the text "8,640,000" in lieu thereof.

    (iii)
    deleting the definition of "Escrow Proceeds Fee" in its entirety.

          (b)  Section 2.11(d) of the Loan Agreement hereby is deleted in its entirety.

          (c)  Section 6.16 of the Loan Agreement hereby is deleted in its entirety.

        3.    Conditions Precedent to Amendment.    The satisfaction of each of the following, unless waived or deferred by Agent in its sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

          (a)  Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.

          (b)  Agent shall have received the reaffirmation and consent of each of the Guarantors attached hereto as Exhibit A (the "Consent"), duly executed and delivered by each Guarantor.

          (c)  The representations and warranties in this Amendment, the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

          (d)  Borrower shall be in good standing in the jurisdiction of its incorporation and in each other jurisdiction in which any of Borrower's assets are located or in which Borrower's failure to be duly qualified or licensed would constitute a Material Adverse Change.

          (e)  After giving effect to this Amendment, no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein

          (f)    No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower, Agent or any Lender, or any of their Affiliates.

        4.    Representations and Warranties.    Borrower hereby represents and warrants to the Agent that (a) the execution, delivery, and performance of this Amendment and of the Loan Agreement are within Borrower's powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, (b) this Amendment and the Loan Agreement constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms, and (c) this Amendment has been duly executed and delivered by Borrower.

        5.    Choice of Law.    The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

        6.    Counterparts; Telefacsimile Execution.    This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment or Consent by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment or such Consent. Any party delivering an executed counterpart of this Amendment or the Consent by telefacsimile also shall deliver a manually executed counterpart of this Amendment or Consent, as applicable, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment or the Consent.

        7.    Effect on Loan Documents.

          (a)  The Loan Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not, except as expressly set forth herein, operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of Agent or any Lender under the Loan Agreement, as in effect prior to the date hereof. The waivers, consents, and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents.

          (b)  Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

          (c)  To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

        8.    Further Assurances.    Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Agent, and take all actions as Agent may reasonably request from time to time, to perfect and maintain the perfection and priority of Agent's security interests in the Collateral (for the benefit of the Lender Group) and to fully consummate the transactions contemplated under this Amendment and the Loan Agreement.

        9.    Entire Agreement.    This Amendment, together with all other instruments, agreements, and certificates executed by the parties in connection herewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, and inducements, whether express or implied, oral or written.

        [Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

PROVELL, INC., a Minnesota corporation (formerly known as DAMARK INTERNATIONAL, INC.)
By:	/s/ KIM MAGEAU
Title:	Sr. V.P. and CFO
FOOTHILL CAPITAL CORPORATION, a California corporation, as Agent and as a Lender
By:	/s/ TODD A. DAVOCK
Title:	Vice President
ABLECO FINANCE LLC, a Delaware limited liability company, as a Lender
By:	/s/ KEVIN GENDA
Title:	SVP-Chief Credit Officer

Exhibit A

        REAFFIRMATION AND CONSENT

Dated as of August 21, 2001

        Reference hereby is made to that certain Amendment Number One to Loan and Security Agreement, dated as of the date hereof (the "Amendment"), between Provell, Inc. (formerly known as Damark International, Inc.), a Minnesota corporation ("Borrower"), Foothill Capital Corporation, a California corporation, as Agent ("Agent") and as a Lender and the lenders signatory thereto. Capitalized terms used herein shall have the meanings ascribed to them in that certain Loan and Security Agreement, dated as of March 27, 2001 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), between Borrower, Agent and the Lenders signatory thereto. The undersigned hereby (a) represents and warrants to Agent that the execution, delivery, and performance of this Reaffirmation and Consent ("Consent") are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority or of any contract or undertaking to which the undersigned is a party or by which any of the properties of the undersigned may be bound or affected; (b) consents to the amendment of the Loan Agreement by the Amendment; (c) acknowledges and reaffirms all obligations owing by the undersigned to Agent; and (d) agrees that each Loan Document to which the undersigned is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, the undersigned understands that Agent shall have no obligation to inform the undersigned of such matters in the future or to seek the undersigned's acknowledgement or agreement to future amendments or modifications, and nothing herein shall create such a duty.

        IN WITNESS WHEREOF, the undersigned has executed this Consent as of the date first set forth above.

DAMARK FINANCIAL SERVICES, INC., a Minnesota corporation
By:	/s/ KIM MAGEAU
Title:	Sr. V.P. and CFO
TEXAS TELEMARKETING, INC., a Minnesota corporation
By:	/s/ KIM MAGEAU
Title:	Sr. V.P. and CFO

QuickLinks

AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT
Exhibit A